Exhibit 99.2

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)

dollars in thousands

				% Change from
	December 31 2010	December 31 2009	September 30 2010	December 31 2009	September 30 2010

ASSETS

Cash and due from banks	$198,954	$284,508	$255,800	(30.1%)	(22.2%)
Loans held for sale	83,940	85,384	103,240	(1.7%)	(18.7%)
Other interest-earning assets	33,297	16,591	193,421	100.7%	(82.8%)
Investment securities	2,861,484	3,267,086	2,762,238	(12.4%)	3.6%
Loans, net of unearned income	11,933,307	11,972,424	11,950,618	(0.3%)	(0.1%)
Allowance for loan losses	(274,271)	(256,698)	(281,724)	6.8%	(2.6%)

Net Loans	11,659,036	11,715,726	11,668,894	(0.5%)	(0.1%)
Premises and equipment	208,016	204,203	204,001	1.9%	2.0%
Accrued interest receivable	53,841	58,515	55,167	(8.0%)	(2.4%)
Goodwill and intangible assets	547,979	552,563	549,170	(0.8%)	(0.2%)
Other assets	628,707	451,059	538,842	39.4%	16.7%

Total Assets	$16,275,254	$16,635,635	$16,330,773	(2.2%)	(0.3%)

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits	$12,388,581	$12,097,914	$12,568,117	2.4%	(1.4%)
Short-term borrowings	674,077	868,940	471,081	(22.4%)	43.1%
Federal Home Loan Bank advances and long-term debt	1,119,450	1,540,773	1,199,513	(27.3%)	(6.7%)
Other liabilities	212,757	191,526	215,752	11.1%	(1.4%)

Total Liabilities	14,394,865	14,699,153	14,454,463	(2.1%)	(0.4%)
Preferred stock	—	370,290	—	(100.0%)	—
Common shareholders’ equity	1,880,389	1,566,192	1,876,310	20.1%	0.2%

Total Shareholders’ Equity	1,880,389	1,936,482	1,876,310	(2.9%)	0.2%

Total Liabilities and Shareholders’ Equity	$16,275,254	$16,635,635	$16,330,773	(2.2%)	(0.3%)

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

Loans, by type:
Real estate - commercial mortgage	$4,375,980	$4,292,300	$4,346,120	1.9%	0.7%
Commercial - industrial, financial and agricultural	3,704,384	3,699,198	3,683,577	0.1%	0.6%
Real estate - home equity	1,641,777	1,644,260	1,654,359	(0.2%)	(0.8%)
Real estate - residential mortgage	995,990	921,741	1,001,837	8.1%	(0.6%)
Real estate - construction	801,185	978,267	834,266	(18.1%)	(4.0%)
Consumer	350,161	360,698	366,927	(2.9%)	(4.6%)
Leasing and other	63,830	75,960	63,532	(16.0%)	0.5%

Total Loans, net of unearned income	$11,933,307	$11,972,424	$11,950,618	(0.3%)	(0.1%)

Deposits, by type:
Noninterest-bearing demand	$2,194,988	$2,012,837	$2,163,807	9.0%	1.4%
Interest-bearing demand	2,277,190	2,022,746	2,221,213	12.6%	2.5%
Savings deposits	3,286,435	2,748,467	3,291,838	19.6%	(0.2%)
Time deposits	4,629,968	5,313,864	4,891,259	(12.9%)	(5.3%)

Total Deposits	$12,388,581	$12,097,914	$12,568,117	2.4%	(1.4%)

Short-term borrowings, by type:
Federal funds purchased	$267,844	$378,068	$8,864	(29.2%)	N/M
Customer repurchase agreements	204,800	259,458	256,977	(21.1%)	(20.3%)
Customer short-term promissory notes	201,433	231,414	205,240	(13.0%)	(1.9%)

Total Short-term borrowings	$674,077	$868,940	$471,081	(22.4%)	43.1%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

dollars in thousands, except per-share data

	Quarter Ended			% Change from		Year Ended		% Change
	Dec 31 2010	Dec 31 2009	Sep 30 2010	Dec 31 2009	Sep 30 2010	December 31
						2010	2009
Interest Income:
Interest income	$181,749	$194,942	$185,356	(6.8%)	(1.9%)	$745,373	$786,467	(5.2%)
Interest expense	40,856	58,849	45,170	(30.6%)	(9.6%)	186,627	265,513	(29.7%)

Net Interest Income	140,893	136,093	140,186	3.5%	0.5%	558,746	520,954	7.3%
Provision for credit losses	40,000	45,020	40,000	(11.2%)	—	160,000	190,020	(15.8%)

Net Interest Income after Provision	100,893	91,073	100,186	10.8%	0.7%	398,746	330,934	20.5%

Other Income:
Service charges on deposit accounts	14,091	15,174	14,752	(7.1%)	(4.5%)	58,592	60,450	(3.1%)
Other service charges and fees	11,849	10,120	11,540	17.1%	2.7%	45,023	40,425	11.4%
Mortgage banking income	8,857	4,711	12,400	88.0%	(28.6%)	29,304	25,061	16.9%
Investment management and trust services	8,826	8,106	8,604	8.9%	2.6%	34,173	32,076	6.5%
Investment securities gains (losses)	194	(1,872)	1,826	N/M	(89.4%)	701	1,079	(35.0%)
Other	4,915	3,797	3,876	29.4%	26.8%	17,109	16,769	2.0%

Total Other Income	48,732	40,036	52,998	21.7%	(8.0%)	184,902	175,860	5.1%

Other Expenses:
Salaries and employee benefits	54,955	53,623	54,533	2.5%	0.8%	216,487	218,812	(1.1%)
Net occupancy expense	10,845	10,612	10,519	2.2%	3.1%	43,533	42,040	3.6%
FDIC insurance expense	4,916	4,841	4,709	1.5%	4.4%	19,715	26,579	(25.8%)
Marketing	4,461	2,638	2,601	69.1%	71.5%	11,163	8,915	25.2%
Data processing	3,348	2,979	3,187	12.4%	5.1%	13,263	14,432	(8.1%)
Equipment expense	2,982	3,160	2,956	(5.6%)	0.9%	11,692	12,820	(8.8%)
Professional fees	2,902	2,397	3,040	21.1%	(4.5%)	11,523	9,099	26.6%
OREO and repossession expense	2,848	2,773	2,618	2.7%	8.8%	10,023	8,866	13.1%
Intangible amortization	1,292	1,421	1,293	(9.1%)	(0.1%)	5,240	5,747	(8.8%)
Operating risk loss	1,207	867	666	39.3%	81.3%	3,025	7,550	(59.9%)
Other	17,313	15,811	16,589	9.5%	4.4%	65,243	62,602	4.2%

Total Other Expenses	107,069	101,121	102,711	5.9%	4.2%	410,907	417,462	(1.6%)

Income Before Income Taxes	42,556	29,988	50,473	41.9%	(15.7%)	172,741	89,332	93.4%
Income tax expense	11,066	5,606	12,793	97.4%	(13.5%)	44,409	15,408	188.2%

Net Income	31,490	24,382	37,680	29.2%	(16.4%)	128,332	73,924	73.6%
Preferred stock dividends and discount accretion	—	(5,046)	(6,172)	(100.0%)	(100.0%)	(16,303)	(20,169)	(19.2%)

Net Income Available to Common Shareholders	$31,490	$19,336	$31,508	62.9%	(0.1%)	$112,029	$53,755	108.4%

PER COMMON SHARE:
Net income:
Basic	$0.16	$0.11	$0.16	45.5%	—	$0.59	$0.31	90.3%
Diluted	0.16	0.11	0.16	45.5%	—	0.59	0.31	90.3%

Cash dividends	$0.03	$0.03	$0.03	—	—	$0.12	$0.12	—
Shareholders’ equity	9.45	8.88	9.43	6.4%	0.2%	9.45	8.88	6.4%
Shareholders’ equity (tangible)	6.69	5.75	6.67	16.3%	0.3%	6.69	5.75	16.3%

Weighted average shares (basic)	198,437	175,988	198,282	12.8%	0.1%	190,860	175,662	8.7%
Weighted average shares (diluted)	198,999	176,413	198,792	12.8%	0.1%	191,397	175,943	8.8%
Shares outstanding, end of period	199,050	176,364	198,883	12.9%	0.1%	199,050	176,364	12.9%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.77%	0.59%	0.91%			0.78%	0.45%
Return on average common shareholders’ equity	6.60%	4.91%	6.67%			6.29%	3.54%
Return on average common shareholders’ equity (tangible)	9.54%	7.96%	9.68%			9.39%	5.96%
Net interest margin	3.85%	3.67%	3.81%			3.80%	3.52%
Efficiency ratio	54.73%	54.79%	51.95%			53.49%	57.88%

N/M - Not meaningful

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Quarter Ended
	December 31, 2010			December 31, 2009			September 30, 2010
	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate	Average Balance	Interest (1)	Yield/ Rate

ASSETS

Interest-earning assets:
Loans, net of unearned income	$11,944,932	$158,257	5.26%	$11,989,314	$163,972	5.43%	$11,958,145	$160,125	5.32%
Taxable investment securities	2,264,784	20,579	3.63%	2,580,754	27,297	4.23%	2,303,692	22,363	3.88%
Tax-exempt investment securities	341,909	4,868	5.69%	406,088	5,767	5.68%	345,281	4,961	5.75%
Equity securities	136,075	801	2.35%	144,071	851	2.35%	138,993	760	2.18%

Total Investment Securities	2,742,768	26,248	3.83%	3,130,913	33,915	4.33%	2,787,966	28,084	4.03%
Loans held for sale	94,741	947	4.00%	74,438	951	5.11%	78,862	919	4.66%
Other interest-earning assets	187,881	147	0.31%	22,745	56	0.98%	204,601	102	0.20%

Total Interest-earning Assets	14,970,322	185,599	4.93%	15,217,410	198,894	5.20%	15,029,574	189,230	5.01%
Noninterest-earning assets:
Cash and due from banks	268,758			318,472			280,784
Premises and equipment	205,740			203,699			203,995
Other assets	1,135,276			987,094			1,133,469
Less: allowance for loan losses	(291,541)			(250,871)			(285,801)

Total Assets	$16,288,555			$16,475,804			$16,362,021

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Demand deposits	$2,262,027	$1,793	0.31%	$1,969,681	$2,099	0.42%	$2,129,407	$1,868	0.35%
Savings deposits	3,337,407	4,328	0.51%	2,772,340	5,546	0.79%	3,214,558	4,972	0.61%
Time deposits	4,760,929	20,926	1.74%	5,415,169	31,454	2.30%	4,987,212	22,915	1.82%

Total Interest-bearing Deposits	10,360,363	27,047	1.04%	10,157,190	39,099	1.53%	10,331,177	29,755	1.14%
Short-term borrowings	482,197	249	0.20%	618,087	584	0.37%	489,013	267	0.22%
Federal Home Loan Bank advances and long-term debt	1,148,009	13,560	4.70%	1,589,839	19,166	4.78%	1,274,411	15,148	4.73%

Total Interest-bearing Liabilities	11,990,569	40,856	1.35%	12,365,116	58,849	1.89%	12,094,601	45,170	1.48%
Noninterest-bearing liabilities:
Demand deposits	2,219,267			1,991,210			2,140,866
Other	186,211			185,817			198,922

Total Liabilities	14,396,047			14,542,143			14,434,389
Shareholders’ equity	1,892,508			1,933,661			1,927,632

Total Liabilities and Shareholders’ Equity	$16,288,555			$16,475,804			$16,362,021

Net interest income/net interest margin (fully taxable equivalent)		144,743	3.85%		140,045	3.67%		144,060	3.81%

Tax equivalent adjustment		(3,850)			(3,952)			(3,874)

Net interest income		$140,893			$136,093			$140,186

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Quarter Ended			% Change from
	December 31 2010	December 31 2009	September 30 2010	December 31 2009	September 30 2010

Loans, by type:
Real estate - commercial mortgage	$4,365,245	$4,240,436	$4,341,685	2.9%	0.5%
Commercial - industrial, financial and agricultural	3,682,949	3,713,926	3,671,128	(0.8%)	0.3%
Real estate - home equity	1,649,111	1,645,524	1,643,615	0.2%	0.3%
Real estate - residential mortgage	999,814	925,660	998,165	8.0%	0.2%
Real estate - construction	818,367	1,018,057	868,497	(19.6%)	(5.8%)
Consumer	360,432	370,258	366,719	(2.7%)	(1.7%)
Leasing and other	69,014	75,453	68,336	(8.5%)	1.0%

Total Loans, net of unearned income	$11,944,932	$11,989,314	$11,958,145	(0.4%)	(0.1%)

Deposits, by type:
Noninterest-bearing demand	$2,219,267	$1,991,210	$2,140,866	11.5%	3.7%
Interest-bearing demand	2,262,027	1,969,681	2,129,407	14.8%	6.2%
Savings deposits	3,337,407	2,772,340	3,214,558	20.4%	3.8%
Time deposits	4,760,929	5,415,169	4,987,212	(12.1%)	(4.5%)

Total Deposits	$12,579,630	$12,148,400	$12,472,043	3.5%	0.9%

Short-term borrowings, by type:
Customer repurchase agreements	$240,548	$260,962	$257,510	(7.8%)	(6.6%)
Customer short-term promissory notes	205,637	255,776	203,158	(19.6%)	1.2%
Federal funds purchased	36,012	101,349	28,345	(64.5%)	27.0%

Total Short-term borrowings	$482,197	$618,087	$489,013	(22.0%)	(1.4%)

FULTON FINANCIAL CORPORATION

CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)

dollars in thousands

	Year Ended December 31
	2010			2009
	Average Balance	Interest (1)	Yield/Rate	Average Balance	Interest (1)	Yield/Rate

ASSETS

Interest-earning assets:
Loans, net of unearned income	$11,958,435	$637,438	5.33%	$11,975,899	$655,384	5.47%
Taxable investment securities	2,403,206	96,237	4.00%	2,548,810	112,945	4.43%
Tax-exempt investment securities	357,427	20,512	5.74%	451,828	25,180	5.57%
Equity securities	139,292	3,103	2.23%	137,070	2,917	2.13%

Total Investment Securities	2,899,925	119,852	4.13%	3,137,708	141,042	4.50%
Loans held for sale	69,157	3,089	4.47%	105,067	5,390	5.13%
Other interest-earning assets	192,888	505	0.26%	21,255	196	0.92%

Total Interest-earning Assets	15,120,405	760,884	5.04%	15,239,929	802,012	5.27%

Noninterest-earning assets:
Cash and due from banks	268,615			305,410
Premises and equipment	204,316			203,865
Other assets	1,114,678			952,597
Less: allowance for loan losses	(281,555)			(221,128)

Total Assets	$16,426,459			$16,480,673

LIABILITIES AND SHAREHOLDERS’ EQUITY

Interest-bearing liabilities:
Demand deposits	$2,099,026	$7,341	0.35%	$1,857,081	$7,995	0.43%
Savings deposits	3,124,157	19,889	0.63%	2,425,864	19,487	0.80%
Time deposits	5,016,645	95,129	1.90%	5,507,090	153,344	2.78%

Total Interest-bearing Deposits	10,239,828	122,359	1.19%	9,790,035	180,826	1.85%
Short-term borrowings	587,602	1,455	0.25%	1,043,279	3,777	0.36%
Federal Home Loan Bank advances and long-term debt	1,326,449	62,813	4.74%	1,712,630	80,910	4.72%

Total Interest-bearing Liabilities	12,153,879	186,627	1.54%	12,545,944	265,513	2.12%
Noninterest-bearing liabilities:
Demand deposits	2,104,016			1,847,090
Other	191,398			198,078

Total Liabilities	14,449,293			14,591,112
Shareholders’ equity	1,977,166			1,889,561

Total Liabilities and Shareholders’ Equity	$16,426,459			$16,480,673

Net interest income/net interest margin (fully taxable equivalent)		574,257	3.80%		536,499	3.52%

Tax equivalent adjustment		(15,511)			(15,545)

Net interest income		$558,746			$520,954

(1)	Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Year Ended December 31		% Change
	2010	2009

Loans, by type:
Real estate - commercial mortgage	$4,333,371	$4,135,486	4.8%
Commercial - industrial, financial and agricultural	3,681,692	3,673,654	0.2%
Real estate - home equity	1,642,999	1,665,834	(1.4%)
Real estate - residential mortgage	977,909	938,187	4.2%
Real estate - construction	889,267	1,111,863	(20.0%)
Consumer	363,066	368,651	(1.5%)
Leasing and other	70,131	82,224	(14.7%)

Total Loans, net of unearned income	$11,958,435	$11,975,899	(0.1%)

Deposits, by type:
Noninterest-bearing demand	$2,104,016	$1,847,090	13.9%
Interest-bearing demand	2,099,026	1,857,081	13.0%
Savings deposits	3,124,157	2,425,864	28.8%
Time deposits	5,016,645	5,507,090	(8.9%)

Total Deposits	$12,343,844	$11,637,125	6.1%

Short-term borrowings, by type:
Customer repurchase agreements	$252,634	$254,662	(0.8%)
Customer short-term promissory notes	209,766	287,231	(27.0%)
Federal funds purchased	125,202	453,268	(72.4%)
Federal Reserve Bank borrowings	—	46,137	(100.0%)
Other	—	1,981	(100.0%)

Total Short-term borrowings	$587,602	$1,043,279	(43.7%)

FULTON FINANCIAL CORPORATION

ASSET QUALITY INFORMATION (UNAUDITED)

dollars in thousands

	Quarter Ended			Year Ended
	Dec 31 2010	Dec 31 2009	Sep 30 2010	Dec 31
				2010	2009

ALLOWANCE FOR CREDIT LOSSES:

Balance at beginning of period	$284,874	$241,721	$280,377	$257,553	$180,137
Loans charged off:
Real estate - commercial mortgage	(17,688)	(2,055)	(4,262)	(28,209)	(15,530)
Real estate - construction	(13,421)	(12,017)	(23,139)	(66,412)	(44,909)
Commercial - industrial, agricultural and financial	(12,893)	(10,078)	(6,601)	(35,865)	(34,761)
Consumer and home equity	(3,440)	(3,103)	(3,254)	(11,210)	(10,770)
Real estate - residential mortgage	(2,874)	(2,224)	(751)	(6,896)	(7,056)
Leasing and other	(788)	(1,366)	(790)	(2,833)	(6,048)

Total loans charged off	(51,104)	(30,843)	(38,797)	(151,425)	(119,074)
Recoveries of loans charged off:
Real estate - commercial mortgage	152	8	571	1,008	536
Real estate - construction	211	842	189	1,296	1,194
Commercial - industrial, agricultural and financial	855	25	2,088	4,536	1,679
Consumer and home equity	254	384	246	1,540	1,678
Real estate - residential mortgage	2	1	3	9	150
Leasing and other	254	395	197	981	1,233

Recoveries of loans previously charged off	1,728	1,655	3,294	9,370	6,470

Net loans charged off	(49,376)	(29,188)	(35,503)	(142,055)	(112,604)
Provision for credit losses	40,000	45,020	40,000	160,000	190,020

Balance at end of period	$275,498	$257,553	$284,874	$275,498	$257,553

Net charge-offs to average loans (annualized)	1.65%	0.97%	1.19%	1.19%	0.94%

NON-PERFORMING ASSETS:

Non-accrual loans	$280,688	$238,360	$284,408
Loans 90 days past due and accruing	48,084	43,359	58,164

Total non-performing loans	328,772	281,719	342,572
Other real estate owned	32,959	23,309	30,195

Total non-performing assets	$361,731	$305,028	$372,767

NON-PERFORMING LOANS, BY TYPE:

Real estate - commercial mortgage	$93,720	$61,052	$100,286
Real estate - construction	84,616	92,841	91,591
Commercial - industrial, agricultural and financial	87,455	69,604	85,103
Real estate - residential mortgage	50,412	45,748	52,038
Real estate - home equity	10,188	10,790	11,272
Consumer	2,154	1,529	1,882
Leasing	227	155	400

Total non-performing loans	$328,772	$281,719	$342,572

DELINQUENCY RATES, BY TYPE:

	December 31, 2010			December 31, 2009			September 30, 2010
	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total	31-89 Days	≥90 Days (1)	Total
Real estate - commercial mortgage	0.55%	2.14%	2.69%	0.91%	1.42%	2.33%	0.56%	2.29%	2.85%
Commercial - industrial, agricultural and financial	0.36%	2.36%	2.72%	0.63%	1.88%	2.51%	0.77%	2.31%	3.08%
Real estate - residential mortgage	3.65%	5.11%	8.76%	4.12%	5.10%	9.22%	3.93%	5.26%	9.19%
Real estate - construction	0.91%	10.56%	11.47%	0.70%	9.43%	10.13%	1.04%	10.98%	12.02%
Consumer, home equity, leases and other	0.88%	0.61%	1.49%	1.12%	0.60%	1.72%	0.88%	0.65%	1.53%

Total	0.83%	2.75%	3.58%	1.09%	2.35%	3.44%	0.99%	2.87%	3.86%

(1)	Includes non-accrual loans

ASSET QUALITY RATIOS:

	Dec 31 2010	Dec 31 2009	Sep 30 2010
Non-accrual loans to total loans	2.35%	1.99%	2.38%
Non-performing assets to total loans and OREO	3.02%	2.54%	3.11%
Non-performing assets to total assets	2.22%	1.83%	2.28%
Allowance for credit losses to loans outstanding	2.31%	2.15%	2.38%
Allowance for credit losses to non-performing loans	83.80%	91.42%	83.16%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	22.50%	24.00%	23.12%